Exhibit 99.2

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT PER SHARE AMOUNTS, UNAUDITED)

	DECEMBER 31, 2004	SEPTEMBER 30, 2004 (1)	DECEMBER 31, 2003 (1)

ASSETS:
CASH AND CASH EQUIVALENTS	$94,468	$106,023	$66,983
LOANS RECEIVABLE, NET	4,251,877	4,021,008	2,906,426
LOANS HELD FOR SALE	14,224	16,367	14,616
INVESTMENTS AND ASSET-BACKED SECURITIES (ABS) AVAILABLE FOR SALE	2,157,136	2,173,086	1,070,955
INVESTMENTS AND ABS HELD TO MATURITY	47,449	47,841	2,229
OFFICE PROPERTIES AND EQUIPMENT, NET	78,402	77,920	54,620
REAL ESTATE OWNED, NET	1,865	3,447	4,226
GOODWILL, NET	112,398	111,050	45,075
OTHER INTANGIBLE ASSETS, NET	19,848	20,403	2,881
BANK OWNED LIFE INSURANCE (BOLI)	93,790	92,792	73,141
PREPAID EXPENSES AND OTHER ASSETS, NET	69,723	63,509	38,169

TOTAL ASSETS	$6,941,180	$6,733,446	$4,279,321

LIABILITIES:
DEPOSITS	$3,863,296	$3,776,932	$2,455,076
ADVANCES FROM FEDERAL HOME LOAN BANK OF SEATTLE	1,635,933	1,593,503	1,026,031
REPURCHASE AGREEMENTS AND FED FUNDS	780,012	681,843	363,137
OTHER BORROWINGS	132,419	166,134	137,998
ACCRUED EXPENSES AND OTHER LIABILITIES	59,676	67,797	46,731
TOTAL LIABILITIES	6,471,336	6,286,209	4,028,973

SHAREHOLDERS’ EQUITY:
COMMON STOCK	22,936	22,791	14,864
ADDITIONAL PAID-IN CAPITAL	393,245	386,322	181,382
ACCUMULATED COMPREHENSIVE INCOME (LOSS):
UNREALIZED GAIN (LOSS) ON INVESTMENTS AND ABS (2)	(9,470)	(9,481)	(15,193)
RETAINED EARNINGS	63,133	47,605	69,295
TOTAL SHAREHOLDERS’ EQUITY	469,844	447,237	250,348

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$6,941,180	$6,733,446	$4,279,321

BOOK VALUE PER SHARE (3)	$20.48	$19.62	$15.31

TANGIBLE BOOK VALUE PER SHARE (4)	$14.72	$13.86	$12.38

SHARES OUTSTANDING AT END OF PERIOD	22,936,154	22,791,122	14,863,917

SHAREHOLDERS’ EQUITY TO TOTAL ASSETS	6.77%	6.64%	5.85%

TANGIBLE SHAREHOLDERS’ EQUITY TO TANGIBLE ASSETS (5)	4.96%	4.78%	4.78%

(1)	Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)	Net of deferred income taxes.

(3)	Amounts as of December 31, 2003 have been restated to reflect the 10% stock dividend paid in May 2004.

(4)	Amount represents shareholders’ equity less net goodwill and other intangible assets divided by total shares outstanding.

(5)	Amount represents shareholders’ equity less net goodwill and other intangible assets divided by assets less net goodwill and other intangible assets.

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	DEC 31, 2004	SEPT 30, 2004	DEC 31, 2003 (1)	DEC 31, 2004	DEC 31, 2003 (1)
INTEREST INCOME:
LOANS	$63,724	$57,665	$43,517	$229,448	$169,411
ASSET-BACKED SECURITIES	23,024	22,642	11,449	85,009	41,193
INVESTMENTS AND CASH	756	1,319	929	5,304	4,123
TOTAL INTEREST INCOME	87,504	81,626	55,895	319,761	214,727

INTEREST EXPENSE:
DEPOSITS	15,250	13,696	8,996	53,483	36,831
BORROWINGS	20,052	17,729	12,918	69,462	52,976
TOTAL INTEREST EXPENSE	35,302	31,425	21,914	122,945	89,807

NET INTEREST INCOME	52,202	50,201	33,981	196,816	124,920

PROVISION FOR LOSSES ON LOANS	(3,300)	(3,000)	(2,850)	(12,150)	(10,500)
NET INTEREST INCOME AFTER PROVISION	48,902	47,201	31,131	184,666	114,420

OTHER INCOME:
FEES AND SERVICE CHARGES	7,856	8,116	4,908	32,692	19,168
MORTGAGE BANKING OPERATIONS	1,715	1,477	1,584	6,155	8,482
LOAN SERVICING FEES	126	129	117	561	566
NET GAIN ON SALES OF SECURITIES	0	1,264	965	4,571	3,694
REAL ESTATE OWNED OPERATIONS	(42)	196	11	(162)	(73)
BOLI	998	1,089	973	4,340	3,742
CHARGE RELATED TO EARLY REPAYMENT OF DEBT	(238)	0	0	(238)	(1,464)
OTHER NONINTEREST INCOME (EXPENSE)	10	396	(17)	(120)	(380)
TOTAL OTHER INCOME	10,425	12,667	8,541	47,799	33,735

OPERATING EXPENSES:
EMPLOYEE COMPENSATION AND BENEFITS	20,007	19,286	13,428	77,617	51,066
OCCUPANCY AND EQUIPMENT	6,003	5,901	3,882	23,051	14,687
AMORTIZATION OF CORE DEPOSIT INTANGIBLES	555	556	79	2,222	262
MERGER AND ACQUISITION COSTS	0	0	437	4,835	792
OTHER	10,428	10,827	8,068	40,645	27,757
TOTAL OPERATING EXPENSES	36,993	36,570	25,894	148,370	94,564

INCOME BEFORE INCOME TAXES	22,334	23,298	13,778	84,095	53,591
INCOME TAX PROVISION	(6,806)	(7,988)	(4,790)	(27,790)	(18,678)

NET INCOME	$15,528	$15,310	$8,988	$56,305	$34,913

EARNINGS PER SHARE - BASIC (2)	$0.68	$0.68	$0.55	$2.49	$2.18
EARNINGS PER SHARE - DILUTED (2)	$0.67	$0.66	$0.54	$2.43	$2.13

CORE EARNINGS (3)	$15,683	$14,488	$8,645	$56,632	$33,979
CORE EARNINGS PER SHARE - BASIC (3)	$0.69	$0.64	$0.53	$2.50	$2.12
CORE EARNINGS PER SHARE - DILUTED (3)	$0.67	$0.63	$0.52	$2.45	$2.07

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC (2)	22,860,148	22,677,179	16,328,758	22,621,006	15,986,742
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED (2)	23,299,024	23,147,968	16,770,660	23,139,196	16,393,448

(1)	Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)	Weighted average shares and per share amounts for the applicable prior periods have been restated to reflect the 10% stock dividend paid in May 2004.

(3)

Core earnings per share excludes net securities gains (losses), merger and acquisition costs and a charge for costs related to early repayment of debt, net of related income taxes. See Exhibit A for a reconciliation to reported earnings per share. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	DEC 31, 2004	SEPT 30, 2004	DEC 31, 2003 (1)	DEC 31, 2004	DEC 31, 2003 (1)

NET INTEREST SPREAD:
YIELD ON LOAN PORTFOLIO	6.04%	5.91%	6.01%	5.96%	6.23%
YIELD ON ASSET-BACKED SECURITIES	4.52%	4.54%	4.61%	4.51%	5.24%
YIELD ON INVESTMENTS AND CASH	1.77%	3.10%	3.94%	2.78%	4.81%
YIELD ON INTEREST-EARNING ASSETS	5.45%	5.38%	5.62%	5.39%	5.75%

COST OF DEPOSITS	1.58%	1.46%	1.46%	1.47%	1.58%
COST OF BORROWINGS	3.25%	3.19%	3.59%	3.16%	3.95%
COST OF INTEREST-BEARING LIABILITIES	2.23%	2.11%	2.24%	2.10%	2.45%

NET INTEREST SPREAD	3.22%	3.27%	3.38%	3.29%	3.30%

NET INTEREST MARGIN	3.25%	3.31%	3.41%	3.32%	3.35%

PERFORMANCE RATIOS:
RETURN ON AVERAGE ASSETS	0.91%	0.94%	0.85%	0.88%	0.88%
RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS (2)	0.91%	0.89%	0.82%	0.89%	0.85%
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY	13.6%	14.6%	14.1%	13.2%	14.4%
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS (2)	13.7%	13.9%	13.5%	13.2%	14.0%
RETURN ON AVERAGE TANGIBLE EQUITY (3)	19.0%	22.8%	17.4%	19.8%	17.9%
OPERATING EFFICIENCY	59.1%	58.2%	60.9%	60.7%	59.6%
OPERATING EFFICIENCY, CORE OPERATING BASIS (2)	58.7%	60.2%	62.2%	60.5%	60.5%
NONINTEREST EXPENSE TO AVERAGE ASSETS (ANNUALIZED)	2.16%	2.24%	2.45%	2.33%	2.39%

CAPITAL ADEQUACY:
SHAREHOLDERS’ EQUITY RATIO	6.8%	6.6%	5.9%	6.8%	5.9%
REGULATORY CAPITAL RATIOS (FOR STERLING SAVINGS BANK):
CORE CAPITAL RATIO	6.6%	6.6%	7.4%	6.6%	7.4%
TIER 1 RISK-BASED CAPITAL RATIO	9.7%	9.9%	9.9%	9.7%	9.9%
TOTAL RISK-BASED CAPITAL RATIO	10.7%	10.8%	10.9%	10.7%	10.9%

LOAN ORIGINATIONS BY PROPERTY TYPE:
RESIDENTIAL REAL ESTATE	$132,293	$105,421	$78,568	$400,391	$504,169
MULTIFAMILY REAL ESTATE	4,390	2,588	17,827	43,395	71,962
COMMERCIAL REAL ESTATE	65,805	77,434	16,650	241,754	114,487
CONSTRUCTION	334,617	302,309	165,188	1,025,517	707,551
CONSUMER - DIRECT	56,373	79,779	48,438	332,076	211,505
CONSUMER - INDIRECT	19,081	12,903	19,102	56,403	73,046
BUSINESS BANKING	107,788	92,065	96,064	465,827	386,521
CORPORATE BANKING	72,795	76,156	90,048	352,767	204,733
TOTAL LOAN ORIGINATION VOLUME	$793,142	$748,655	$531,885	$2,918,130	$2,273,974

(1)	Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)

Core earnings per share excludes net securities gains (losses), merger and acquisition costs and a charge for costs related to early repayment of debt, net of related income taxes. See Exhibit A for a reconciliation to reported earnings per share. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.

(3)	Average tangible equity is average shareholders’ equity less average net goodwill and other intangible assets.

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS, UNAUDITED)

	DEC 31,	SEPT 30,	DEC 31,
	2004	2004	2003

LOANS BY COLLATERAL TYPE:
RESIDENTIAL REAL ESTATE	$794,632	$718,686	$407,999
MULTIFAMILY REAL ESTATE	184,754	176,287	167,220
COMMERCIAL REAL ESTATE	699,879	671,976	463,191
CONSTRUCTION	652,895	600,673	552,965
CONSUMER - DIRECT	543,895	537,985	309,931
CONSUMER - INDIRECT	120,894	115,495	99,697
BUSINESS BANKING	932,146	896,321	720,071
CORPORATE BANKING	379,051	357,929	228,233
DEFERRED LOAN FEES, NET	(6,907)	(7,054)	(7,276)
ALLOWANCE FOR LOSSES ON LOANS	(49,362)	(47,290)	(35,605)
NET LOANS RECEIVABLE	$4,251,877	$4,021,008	$2,906,426

ALLOWANCE FOR LOSSES ON LOANS:
BALANCE AT BEGINNING OF QUARTER	$47,290	$45,251	$33,741
ALLOWANCE FOR LOAN LOSSES ACQUIRED	0	0	0
PROVISION FOR LOSSES ON LOANS	3,300	3,000	2,850
AMOUNTS WRITTEN OFF NET OF RECOVERIES AND OTHER	(1,228)	(961)	(986)
BALANCE AT END OF QUARTER	$49,362	$47,290	$35,605

NET CHARGE-OFFS TO AVERAGE NET LOANS (ANNUALIZED)	0.12%	0.10%	0.14%
NET CHARGE-OFFS TO AVERAGE NET LOANS (YTD)	0.13%	0.10%	0.13%

LOAN LOSS ALLOWANCE TO TOTAL LOANS	1.15%	1.16%	1.21%

LOAN LOSS ALLOWANCE TO NONPERFORMING LOANS (EXCLUDING LOANS CLASSIFIED AS LOSS)	538.3%	443.8%	216.6%

NONPERFORMING LOANS TO NET LOANS	0.28%	0.33%	0.60%

NONPERFORMING ASSETS:
ACCRUING LOANS WHICH ARE PAST DUE 90 DAYS	$0	$0	$183
NONACCRUAL LOANS	10,738	12,097	16,025
RESTRUCTURED LOANS	1,305	1,341	1,164
TOTAL NONPERFORMING LOANS	12,043	13,438	17,372
REO	1,865	3,447	4,226
TOTAL NONPERFORMING ASSETS (NPA)	$13,908	$16,885	$21,598

NPA TO TOTAL ASSETS	0.20%	0.25%	0.50%

LOAN DELINQUENCY RATIO (60 DAYS AND OVER)	0.32%	0.34%	0.90%

CLASSIFIED ASSETS	$68,259	$74,623	$84,756

CLASSIFIED ASSETS/TOTAL ASSETS	0.98%	1.11%	1.98%

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT AS INDICATED, UNAUDITED)

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	DEC 31,	SEPT 30,	DEC 31,	DEC 31,	DEC 31,
	2004	2004	2003	2004	2003

AVERAGE BALANCE SHEET DATA:
AVERAGE LOANS	$4,197,541	$3,881,064	$2,871,067	$3,852,247	$2,721,149
AVERAGE ASSET-BACKED SECURITIES	2,024,775	1,985,485	984,593	1,885,239	913,260
AVERAGE INVESTMENTS AND CASH	169,524	169,293	93,641	190,934	96,783
AVERAGE INTEREST-EARNING ASSETS	$6,391,840	$6,035,842	$3,949,301	$5,928,420	$3,731,192

AVERAGE DEPOSITS	$3,833,584	$3,727,825	$2,445,284	$3,647,302	$2,324,835
AVERAGE BORROWINGS	2,451,314	2,208,496	1,428,096	2,200,229	1,341,711
AVERAGE INTEREST-BEARING LIABILITIES	$6,284,898	$5,936,321	$3,873,380	$5,847,531	$3,666,546

AVERAGE ASSETS	6,825,567	6,496,332	4,194,925	6,376,417	3,955,158

AVERAGE SHAREHOLDERS’ EQUITY	456,051	416,279	253,317	427,752	242,219

AVERAGE TANGIBLE EQUITY (1)	324,310	267,594	205,311	283,868	194,955

DEPOSITS DETAIL:
INTEREST-BEARING TRANSACTION ACCOUNTS	$413,217	$415,706	$301,197	$413,217	$301,197
NONINTEREST-BEARING TRANSACTION ACCOUNTS	574,186	576,456	306,456	574,186	306,456
SAVINGS AND MONEY MARKET DEMAND ACCOUNTS	1,104,871	1,116,203	663,858	1,104,871	663,858
TIME DEPOSITS	1,771,022	1,668,567	1,183,565	1,771,022	1,183,565
TOTAL DEPOSITS	$3,863,296	$3,776,932	$2,455,076	$3,863,296	$2,455,076

NUMBER OF TRANSACTION ACCOUNTS (ACTUAL):
INTEREST-BEARING TRANSACTION ACCOUNTS	48,579	45,382	32,832	48,579	32,832
NONINTEREST-BEARING TRANSACTION ACCOUNTS	99,125	101,492	53,484	99,125	53,484
TOTAL TRANSACTION ACCOUNTS	147,704	146,874	86,316	147,704	86,316

FULL-TIME EQUIVALENT EMPLOYEES AT END OF PERIOD:	1,624	1,610	1,121	1,624	1,121

NONBANKING SUBSIDIARY PRODUCTION:
SALES OF FINANCIAL PRODUCTS	$19,658	$20,774	$10,043	$76,341	$36,954

(1)	Average tangible equity is average shareholders’ equity less average net goodwill and other intangible assets.

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT PER SHARE AMOUNTS, UNAUDITED)

EXHIBIT A- RECONCILIATION SCHEDULE

	AS OF OR FOR THE			AS OF OR FOR THE
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	DEC 31,	SEPT 30,	DEC 31,	DEC 31,	DEC 31,
	2004	2004	2003 (1)	2004	2003 (1)
CORE EARNINGS: (2)
NET INCOME, AS REPORTED	$15,528	$15,310	$8,988	$56,305	$34,913
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0	(822)	(627)	(2,971)	(2,401)
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0	0	284	3,143	515
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	155	0	0	155	952
CORE EARNINGS	$15,683	$14,488	$8,645	$56,632	$33,979

CORE EARNINGS PER SHARE - BASIC: (2)
EARNINGS PER SHARE - BASIC, AS REPORTED	$0.68	$0.68	$0.55	$2.49	$2.18
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0.00	(0.04)	(0.04)	(0.13)	(0.15)
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.00	0.00	0.02	0.13	0.03
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.01	0.00	0.00	0.01	0.06
CORE EARNINGS PER SHARE - BASIC	$0.69	$0.64	$0.53	$2.50	$2.12

CORE EARNINGS PER SHARE - DILUTED: (2)
EARNINGS PER SHARE - DILUTED, AS REPORTED	$0.67	$0.66	$0.54	$2.43	$2.13
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0.00	(0.03)	(0.04)	(0.13)	(0.15)
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.00	0.00	0.02	0.14	0.03
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.00	0.00	0.00	0.01	0.06
CORE EARNINGS PER SHARE - DILUTED	$0.67	$0.63	$0.52	$2.45	$2.07

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC (1)	22,860,148	22,677,179	16,328,758	22,621,006	15,986,742
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED (1)	23,299,024	23,147,968	16,770,660	23,139,196	16,393,448
COMMON SHARES OUTSTANDING (1)	22,936,154	22,791,122	16,350,309	22,936,154	16,350,309

RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS: (2)
RETURN ON AVERAGE ASSETS, AS REPORTED	0.91%	0.94%	0.85%	0.88%	0.88%
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0.00%	(0.05)%	(0.06)%	(0.05)%	(0.06)%
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.00%	0.00%	0.03%	0.05%	0.01%
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.00%	0.00%	0.00%	0.01%	0.02%
RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS	0.91%	0.89%	0.82%	0.89%	0.85%

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS: (2)
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, AS REPORTED	13.6%	14.6%	14.1%	13.2%	14.4%
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0.0%	(0.7)%	(1.0)%	(0.7)%	(1.0)%
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.0%	0.0%	0.4%	0.7%	0.2%
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.1%	0.0%	0.0%	0.0%	0.4%
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS	13.7%	13.9%	13.5%	13.2%	14.0%

AVERAGE ASSETS	$6,825,567	$6,496,332	$4,194,925	$6,376,417	$3,955,158
AVERAGE SHAREHOLDERS’ EQUITY	456,051	416,279	253,317	427,752	242,219

OPERATING EFFICIENCY RATIO, CORE OPERATING BASIS: (2)
OPERATING EFFICIENCY RATIO, AS REPORTED	59.1%	58.2%	60.9%	60.7%	59.6%
ADD BACK: NET (GAIN) LOSS ON SECURITIES	0.0%	2.0%	2.3%	1.9%	2.3%
SUBTRACT: MERGER AND ACQUISITION COSTS	0.0%	0.0%	(1.0)%	(2.0)%	(0.5)%
SUBTRACT: CHARGE ON EARLY DEBT REPAYMENT	(0.4)%	0.0%	0.0%	(0.1)%	(0.9)%
OPERATING EFFICIENCY RATIO, CORE OPERATING BASIS	58.7%	60.2%	62.2%	60.5%	60.5%

ADJUSTED SHAREHOLDERS’ EQUITY:
SHAREHOLDERS’ EQUITY, AS REPORTED	$469,844	$447,237	$250,348	$469,844	$250,348
ADD (SUBTRACT) UNREALIZED LOSS (GAIN) ON INVESTMENTS AND ABS, NET	9,470	9,481	15,193	9,470	15,193
ADJUSTED SHAREHOLDERS EQUITY	$479,314	$456,718	$265,541	$479,314	$265,541

ADJUSTED BOOK VALUE PER SHARE:
BOOK VALUE PER SHARE, AS REPORTED	$20.48	$19.62	$15.31	$20.48	$15.31
ADD (SUBTRACT) UNREALIZED LOSS (GAIN) ON INVESTMENTS AND ABS, NET	0.41	0.42	0.93	0.41	0.93
ADJUSTED BOOK VALUE PER SHARE	$20.89	$20.04	$16.24	$20.89	$16.24

(1)	Weighted average shares and per share amounts for prior periods have been restated to reflect the 10% stock dividend paid in May 2004.

(2)

Core earnings per share excludes net securities gains (losses), merger and acquisition costs and a charge for costs related to early repayment of debt, net of related income taxes. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.